FRANKLIN MUTUAL SERIES FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1996

This Class Z Statement of Additional Information is not a prospectus and should be read in conjunction with the Class Z Prospectus of Franklin Mutual Series Fund Inc. (the "Fund") dated November 1, 1996. Copies of the Prospectus and the most recent Annual Report of each series of the Fund can be obtained without charge by calling the Fund at 1-800-553-3014 or by writing to Franklin Mutual Series Fund Inc., 51 John F. Kennedy Parkway, Short Hills, NJ 07078, Attention:
Shareholder Services.


TABLE OF CONTENTS

                                                              PAGE

Investment Objectives and Policies                             B-2

Restrictions and Limitations                                   B-11

Management of the Fund                                         B-13

Investment Adviser                                             B-16

Redemption of Shares                                           B-17

Investment Advisory and Administration Agreements              B-17

Portfolio Brokerage                                            B-18

Taxes                                                          B-20

Calculation of Performance Data                                B-22

Custodian, Transfer Agent and Auditors                         B-22

Code of Ethics                                                 B-23

Financial Information                                          B-23

INVESTMENT OBJECTIVES AND POLICIES

As described in the Prospectus, the general investment policy of the Fund for its series, Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), and Mutual European Fund ("European"), is to invest in securities if, in the opinion of Franklin Mutual Advisers, Inc., the series' investment adviser ("Franklin Mutual" or the "Adviser"), they are available at prices less than their intrinsic value, as determined by the Adviser after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action for each series to invest in common stock, preferred stock, debt securities and other securities in such proportions as the management deems advisable, but, without committing any fixed portion of any series' assets, the management typically maintains a portion of the assets of each series invested in debt securities and preferred stocks (which may be convertible). In addition, the series may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND LOANS OF SECURITIES

Each series may invest in repurchase agreements with domestic banks or brokers-dealers. Repurchase agreements are considered loans by the series collateralized by the underlying securities. As with loans of portfolio securities which the series may make, these transactions must be fully collateralized at all times. The Adviser will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the series.

Repurchase agreements and lending of portfolio securities involve some credit risk to the series. If the other party defaults on its obligations, the series could be delayed or prevented from receiving payment or recovering its collateral. Even if the series recovers the collateral in such a situation, the series may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from Standard & Poor's Corporation ("S&P") or "P-l" from Moody's Investor Services ("Moody's"), an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which the Adviser determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

Each series of the Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

Each series may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The series have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the Adviser, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The Adviser may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by the Adviser in selecting a security for a series, but the intrinsic value in light of market conditions and the Adviser's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of the Adviser. If the series purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the series' portfolios and thus could have an effect on the net asset value of the series if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the series failing to qualify as a pass- through entity under the Internal Revenue Code. Investment in such securities also involves certain other tax considerations.

The Adviser values the series' investments pursuant to guidelines adopted and periodically reviewed by the Board of Directors of the Fund (the "Board"). See "Determination of Net Asset Value" in the Prospectus. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the series may invest, there may be thin or no trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. Further, it may be more difficult for a series to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a series may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

Each series may make short sales of securities. A short sale is a transaction in which the series sells a security it does not own in anticipation that the market price of that security will decline. Each series expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The series may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The series' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The series will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the series replaces the borrowed security, the series will incur a loss; conversely, if the price declines, the series will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the series' gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The series will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the series' aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The series may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the series owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTIONS AND LIMITATIONS

MUTUAL SHARES, QUALIFIED, BEACON, DISCOVERY AND EUROPEAN FUNDAMENTAL POLICIES

Each of Mutual Shares, Qualified, Beacon, Discovery and European has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940 which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NON FUNDAMENTAL POLICIES, ALL SERIES

As a matter of policy that is not fundamental, the Fund has determined that no series will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the New York or American Stock Exchanges. Also, as a matter of policy, the series will not purchase securities for purposes of short term trading and will not invest more than 5% of their assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The series will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The series do not borrow for leveraging purposes.

The Fund has registered some or all of the shares intended to be sold pursuant to the Class Z Prospectus and this Statement of Additional Information under the securities laws of all states. Some states, as conditions of registration, among other things, require that the Fund limit its investments in or abstain from investing in certain kinds or classes of securities.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such series' shares in the state involved.

MANAGEMENT OF THE FUND

The executive officers and directors of the Fund, their positions with the Fund and their principal occupations during the past five years are as follows:

                                  Position(s) Held       Principal Occupation(s)
Name, Age and Address             with Registrant        During Past 5 Years
--------------------------------------------------------------------------------

Edward I. Altman, Ph.D. (55)  Director
New York University
44 West 4th Street
New York, NY 10012

Max L. Heine Professor of Financing and Vice Director of NYU Salomon Center, Stern School of Business, New York University. Editor and author of numerous financial publications; financial consultant.

Ann Torre Grant (38)    Director
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Executive Vice President and Chief Financial Officer, NHP Incorporated (owner and manager of multifamily housing); prior to March 1995, she was Vice President and Treasurer, U.S. Air, Inc.

Andrew H. Hines, Jr. (73)     Director
150 2nd Avenue N.
St. Petersburg, FL 33701

Consultant for the Triangle Consulting Group; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-February, 1990) and Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); and a Director of Checkers Drive-In Restaurants, Inc.

Peter A. Langerman* (41)      Director and
51 John F. Kennedy Pkwy.      Executive
Short Hills, NJ 07078         Vice President

Financial Analyst with Franklin Mutual; held the same Executiveposition with Heine Securities Corporation, 6/86 to Vice President 10/96; Director of Sunbeam Oster since 1990, Lancer Industries since 1994 and N.M.M. SpA since 1995; Manager (Director) of MB Motori, L.L.C. since 1994 and MWCR, L.L.C. since 1995.

William J. Lippman* (71)      Director
One Parker Plaza
Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.

Bruce A. MacPherson (66)      Director
1 Pequot Way
Canton, MA 02021

President of A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (67)         Director
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Manager of Personal Investments (1978-present); Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations.

-------------------------------------------------------------------------------
*Interested persons within the meaning of the Investment Company Act of 1940.
-------------------------------------------------------------------------------

Michael F. Price* (45)        Chairman of
51 John F. Kennedy Pkwy.      the Board
Short Hills, NJ 07078         and President

President, Chief Executive Officer, and director of Franklin Mutual; held the same positions with Heine Securities Corporation, 1/87 to 10/96; Principal Executive Officer and majority owner of Compliance Solutions, Inc. ("Compliance Solutions") (a developer of compliance monitoring software for money managers); director and owner of Clearwater Securities, Inc. ("Clearwater") (a registered securities dealer).

Leonard Rubin (71)            Director
Yacht and Racquet Club
2727 North Ocean Boulevard A1A Apt. 508A
Boca Raton, FL 33431

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.

Barry F. Schwartz (47)  Director
35 East 62nd Street
New York, NY 10021

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (73)     Director
6 Noyes Avenue
Waterville, ME 04901

Practicing physician.

Robert E. Wade (50)                  Director
225 Hardwick Street
Belvidere, NJ 07823

Practicing attorney.

Jeffrey A. Altman (30)              Vice President
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Analyst and trader with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96; Manager (Director) MB Metropolis, L.L.C. since 1994. Since 1995 Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition L.L.C. Trustee of Resurgence Properties Inc. and Chairman of the Board of Trustees, Value Property Trust.

Edward J. Bradley (57)        Treasurer and
51 John F. Kennedy Pkwy.      Chief Financial
Short Hills, NJ 07078         and Accounting Officer

Treasurer of Franklin Mutual; held the same position with Heine Securities Corporation, 2/88 to 10/96; Treasurer of Compliance Solutions and Clearwater.

Elizabeth N. Cohernour (46)   General Counsel
51 John F. Kennedy Pkwy.      and Secretary
Short Hills, NJ 07078

Vice President and Assistant Secretary of Franklin Mutual; formerly Secretary and General Counsel of Heine Securities Corporation, 5/88 to 10/96; Secretary and General Counsel of Compliance Solutions and Clearwater.

--------------------------------------------------------------------------------
*Interested persons within the meaning of the Investment Company Act of 1940.
--------------------------------------------------------------------------------

Robert L. Friedman (37)       Vice President
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96.

Raymond Garea (47)             Vice President
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 3/91 to 10/96. Prior thereto he was a Vice President and analyst with Donaldson, Lufkin & Jenrette. Manager (Director) MB Metropolis, L.L.C. and S.H. Mortgage Acquisition L.L.C.

Lawrence N. Sondike (39)            Vice President
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Research Analyst with Franklin Mutual; was employed by Heine Securities Corporation 3/84 to 10/96.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

As of August 16, 1996, the officers and Board members, as a group, owned of record and beneficially 65,233,180 shares of Mutual Shares; 121,090,365 shares of Qualified; 114,798,200 shares of Beacon; 139,375,636 shares of Discovery; and 10,813,206 shares of European, or less than 1% of the total outstanding shares. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of any series' outstanding shares.

REMUNERATION OF OFFICERS AND DIRECTORS

During the fiscal year ended December 31, 1995, the Fund paid its officers and directors as a group, including reimbursement to the investment adviser for the expenses of personnel who spend a substantial portion of their time on Fund operations, aggregate compensation of $839,366. Nonaffiliated Board members are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each Committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 10 years and retire at age 70. At the time of retirement, Board members are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                                    Number of
                                                     Total Fee    Boards in the
                                                   Received from    Franklin
                      Total Fees                   the Franklin    Templeton
                       Received  Pension    Annual  Templeton    Group of Funds
                       from the Retirement Benefits  Group of     on Which Each
Name                     Fund+    Accrued  Retirement Funds++         Serves**
---------------------- -----------------------------------------------------

Edward I. Altman       $20,750      0      $7,500          0         1

Ann Torre Grant*       $20,750      0      $7,500          0         1

Bruce A. MacPherson    $18,750      0      $7,500          0         1

Barry F. Schwartz*     $18,750      0      $7,500          0         1

Vaughn R. Sturtevant, M.D.$18,750   0      $7,500          0         1

Robert E. Wade*        $25,750      0      $7,500          0         1

Andrew H. Hines, Jr.         0      0           0   $106,325        25

Fred R. Millsaps             0      0           0   $104,325        25

Leonard Rubin                0      0           0   $ 15,600         4

--------------------------------------------------------------------------------
+For fiscal year ended December 31, 1995.
--------------------------------------------------------------------------------

++For calendar 1995.

*Not vested in retirement plan.

**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Franklin Resources, Inc. ("Resources"), may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

INVESTMENT ADVISER

INVESTMENT MANAGER AND SERVICES PROVIDED. Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as the Fund's investment manager. Franklin Mutual, registered with the SEC as an investment advisor in October 1996, is a wholly owned subsidiary of Resources, a publicly-owned holding company whose principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc., ("Heine"), the assets of Heine were transferred to Franklin Mutual (the "Transaction") and the Fund's name was changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

The Adviser provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser's activities are subject to the review and supervision of the Board to whom the Adviser renders periodic reports of the Fund's investment activities.

The Adviser provides office space and furnishings, facilities and equipment required for managing the business affairs of the Fund. The Adviser also maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services and provides certain telephone and other mechanical services. The Adviser is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Adviser and its affiliates act as investment manager or administrator to 37 U.S. registered investment companies with 129 separate series. They may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, they are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. They are not obligated to refrain from investing in securities held by the Fund or other funds that they manage or administer. Of course, any transactions for their accounts and other access persons will be made in compliance with the Fund's Code of Ethics.

REDEMPTION OF SHARES

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on the New York Stock Exchange is restricted or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or evaluation of the Fund's portfolio securities is not reasonably practicable, or for such other periods as the SEC by order permits.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

Net asset value per share will not be calculated on days the New York Stock Exchange is not open, currently including the holidays of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

INVESTMENT ADVISORY AND  ADMINISTRATION AGREEMENTS

MANAGEMENT FEES. The Adviser serves as investment adviser to each of the series pursuant to separate investment advisory agreements. Under the agreements, Mutual Shares, Qualified, Beacon, Discovery and European each pay the Adviser a management fee equal to an annual rate of 0.60%, 0.60%, 0.60%, 0.80%, and 0.80%, respectively. The fee is computed at the close of business on the last business day of each month. Each class will pay its proportionate share of the management fee.

The management fee will be reduced as necessary to comply with the most stringent limits on Fund expenses of any state where the Fund offers its shares. Currently, the most restrictive limitation on a fund's allowable expenses for each fiscal year, as a percentage of its average net assets, is 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets over $100 million. Expense reductions have not been necessary based on state requirements.

MANAGEMENT AGREEMENT. The management agreement is in effect until October 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

FUND ADMINISTRATION. FT Services, a wholly owned subsidiary of Resources, provides certain administrative services and facilities for the Fund, including preparation and maintenance of books and records, preparation of tax and financial reports, and monitoring compliance with regulatory requirements. FT Services receives a monthly fee equivalent on an annual basis to 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets in excess of $1.2 billion.

PRIOR SERVICES. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements substantially the same in terms as the agreements currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, an aggregate of $1,392,294 of administrative expenses was incurred by Mutual Shares, $720,315 by Qualified, $886,843 by Beacon and $412,166 by Discovery. Heine's net fee for the fiscal years ended December 31, 1995, 1994 and 1993, was $27,500,952, $21,795,512 and $19,507,048,
respectively for Mutual Shares; $14,607,723, $9,766,052 and $8,434,525,
respectively for Qualified; $17,720,127, $9,511,199 and $4,848,218, respectively for Beacon; $7,930,967, $5,737,128 and $2,294,912, respectively for Discovery.

PORTFOLIO BROKERAGE

PLACEMENT OF PORTFOLIO BROKERAGE. As a general matter, purchases and sales of portfolio securities of the Fund are placed by the Adviser with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's management agreement, consideration may be given in the selection of broker-dealers for research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone, nor generally can the value of research services to the Fund be measured, except to the extent such services have a readily ascertainable market value. Research services furnished might be useful and of value to the Adviser in serving other clients as well as the Fund, but on the other hand any research service obtained by the Adviser from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Fund.

"SOFT DOLLAR" ARRANGEMENTS. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to the Adviser and/or the Fund for transactions effected by it for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the Adviser. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the Adviser could be influenced to place Fund brokerage transactions with a broker in order to generate "soft dollars" for the Adviser's benefit, the Adviser believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any "soft dollar" benefits that may be received, generally will be comparable to that available elsewhere. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $3,355,180, $2,267,683 and $1,640,278, respectively, to brokers who provided research services. This amount represented 14.90%, 19.45% and 17.75%, respectively, of total commissions paid for the periods.

As stated in the Prospectus, the Fund generally executes purchases and sales of non-U.S. securities through market makers acting as principals or through brokers on the exchanges or in markets in which they are principally traded. Over-the-counter purchases and sales are normally made with principal market makers except where, in the opinion of the Adviser, the best executions are available elsewhere.

The Fund from time to time allocates brokerage commissions to firms which furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and similar information relating to securities.

If the Fund's officers are satisfied that the best execution is obtained, the sale of shares of the Fund, or other funds managed by Franklin Mutual or its affiliates, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

A portion of the Fund's brokerage commissions are paid with respect to agency over-the-counter securities transactions. The Fund effects over-the-counter securities transactions on either a principal or agency basis.

Transactions effected on a principal basis generally include a mark-up but no commission. In fiscal 1995 total brokerage commissions of $8,028,205, $5,182,736, $6,269,829 and $3,040,751 were paid by Mutual Shares, Qualified, Beacon and Discovery, respectively.

Clearwater, an indirect affiliate of the Adviser, is a registered securities dealer and a member of the National Association of Securities Dealers ("NASD"). Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater prior to the Transaction. During 1995, Mutual Shares paid brokerage commissions to Clearwater Securities of $1,192,230; Qualified paid $640,588; Beacon paid $764,323 and Discovery paid $217,609. The transactions constituted for Mutual Shares 13.2%; Qualified 14.1%; Beacon 14.5% and Discovery 7.7% of the aggregate dollar amount of brokerage transactions effected during 1995. These commissions constituted for Mutual Shares 14.9%, for Qualified 12.4%, for Beacon 12.2% and for Discovery 7.2% of the total commissions paid in 1995.

TAXES

The Fund intends that each of its series will meet the requirements for qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Because each series intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that each series will not be required to pay Federal income taxes.

A series normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series. The Board presently intends to declare such dividends and distributions from earnings semi-annually.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders of a series will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Shareholders can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "Shareholder Services -- Reinvestment of Distributions," in the Prospectus.)

To maintain qualification as a RIC under the Code, each series of the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short- short rule if directly related to regular investments by a series in equity or debt securities.

Each series intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, each series expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by such series. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Series and taxable to its shareholders on December 31 of such year provided that such dividends are actually paid during January of the following year. A series may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such series' shareholders will treat such designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by such series with respect to such capital gain. In addition, shareholders will increase their basis in the series' shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by a series will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of a series' gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such series meets the same holding period, risk of loss, and borrowing limitations applicable to the series' shareholders. Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of a series of the Fund, by the percentage of the cost of such series' shares that is debt- financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

A series may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of a series of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund with respect to the series, as paid by the shareholders of such series. If the Fund makes this election with respect to a series, the series' shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the series against their United States federal income tax liability, or to deduct such amounts from their United States taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since the Fund anticipates that more than 50% of the value of the total assets of European will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends-paid deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

CALCULATION OF PERFORMANCE DATA

The Fund's average annual total return is computed according to the following formula:

P(1+T)n = ERV

        Where:  P = a hypothetical initial payment of $1,000

                T = average annual total return

                n = number of years

              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods.

In making the computation described above, the Fund will assume that all dividends and distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The computation will also reflect any charges made to all shareholder accounts, if any, during the computation period.

CUSTODIAN, TRANSFER AGENT AND AUDITORS

State Street Bank and Trust Company, Atlantic Division, 225 Franklin Street, Boston, MA 02110, is the principal custodian for the assets of all the series of the Fund. Franklin Templeton Investors Services, Inc. ("Investor Services"), 777 Mariners Island Blvd., San Mateo, CA 94404, is the transfer agent for all of the series of the Fund, and PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809-3710, provides similar services regarding Class Z shares through a subcontract with Investors Services. Ernst & Young LLP, Boston, MA, are the Fund's independent auditors.

SUMMARY OF CODE OF ETHICS

The Adviser and the Fund have adopted Codes of Ethics and related internal procedures (together referred to as the "Code of Ethics") which govern the personal investing practices of the Adviser's employees. The Code of Ethics generally incorporates the recommendation of the Investment Company Institute contained in the Report of the Advisory Group on Personal Investing dated May 9, 1994. Specifically, employees of the Adviser may buy and sell securities for themselves as long as their trades have been pre-cleared in accordance with the Code of Ethics. Transactions by the Adviser's employees which comply with the substantive and procedural provisions of the Code of Ethics are permitted even if the security being purchased is one of limited availability (such as investments in private placements), and is one in which any particular series would be financially and legally able to invest.

FINANCIAL INFORMATION

The audited financial statements contained in the Annual Report to Shareholders of Mutual Shares, Qualified, Beacon and Discovery for the fiscal year ended December 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of Mutual Shares, Qualified, Beacon and Discovery for the period ended June 30, 1996, are incorporated herein by reference.



FRANKLIN
MUTUAL SERIES
FUND INC.

STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777   NOVEMBER 1, 1996
San Mateo, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

Investment Objectives and Policies.......      2
Restrictions and Limitations.............      9
Officers and Directors...................     10
Investment Management
 and Other Services......................     13
How does the Fund Buy
 Securities for its Portfolio?...........     15
How Do I Buy, Sell and
 Exchange Shares?........................     16
How are Fund Shares Valued?..............     19
Additional Information on
 Distributions and Taxes.................     20
The Fund's Underwriter...................     22
How does the Fund
 Measure Performance?....................     23
Miscellaneous Information................     26
Financial Statements.....................     27
Useful Terms and Definitions.............     27

When reading this SAI, you will see certain terms that are capitalized. This means the term is explained under "Useful Terms and Definitions."

The Franklin Mutual Series Fund Inc. (the "Fund") is an open-end management investment company with five separate series. This SAI relates to the following classes of shares:

Mutual Shares Fund - Class I & Class II
Mutual Qualified Fund - Class I & Class II
Mutual Beacon Fund - Class I & Class II
Mutual European Fund - Class I & Class II
Mutual Discovery Fund - Class I & Class II

Each series may, separately or collectively, be referred to as the "series," "Fund" or "Funds."

The Fund's Class I and Class II Prospectus, dated November 1, 1996, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT OBJECTIVES AND POLICIES

As described in the Prospectus, the general investment policy of the Fund for its series, Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), and Mutual European Fund ("European"), is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action for each series to invest in common stock, preferred stock, debt securities and other securities in such proportions as the management deems advisable, but, without committing any fixed portion of any series' assets, the management typically maintains a portion of the assets of each series invested in debt securities and preferred stocks (which may be convertible). In addition, the series may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS
AND LOANS OF SECURITIES

Each series may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the series collateralized by the underlying securities. As with loans of portfolio securities which the series may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the series.

Repurchase agreements and lending of portfolio securities involve some credit risk to the series. If the other party defaults on its obligations, the series could be delayed or prevented from receiving payment or recovering its collateral. Even if the series recovers the collateral in such a situation, the series may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from Standard & Poor's Corporation ("S&P") or "P-l" from Moody's Investor Services ("Moody's"), an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS
OUTSIDE THE U.S.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

Each series of the Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

Each series may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The series have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the series purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the series' portfolios and thus could have an effect on the Net Asset Value of the series if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the series failing to qualify as a pass-through entity under the Code.
Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the series' investments pursuant to guidelines adopted and periodically reviewed by the Board. See "Transactions, Procedures and Special Requirements - The Price We Use When You Buy or Sell Shares" in the Prospectus. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the series may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a series to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a series may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

Each series may make short sales of securities. A short sale is a transaction in which the series sells a security it does not own in anticipation that the market price of that security will decline. Each series expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The series may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The series' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The series will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the series replaces the borrowed security, the series will incur a loss; conversely, if the price declines, the series will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the series' gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The series will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the series' aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The series may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the series owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTIONS AND LIMITATIONS

MUTUAL SHARES, QUALIFIED, BEACON, DISCOVERY AND EUROPEAN FUNDAMENTAL POLICIES

Each of Mutual Shares, Qualified, Beacon, Discovery and European has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NON FUNDAMENTAL POLICIES, ALL SERIES

As a matter of policy that is not fundamental, the Fund has determined that no series will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the New York or American Stock Exchanges. Also, as a matter of policy, the series will not purchase securities for purposes of short term trading and will not invest more than 5% of their assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The series will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The series do not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such series' shares in the state involved.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

  Edward I. Altman, Ph.D. (55)                                 Director
  New York University
  44 West 4th Street
  New York, NY 10012

Max L. Heine Professor of Financing and Vice Director of NYU Salomon Center, Stern School of Business, New York University. Editor and author of numerous financial publications; financial consultant.

  Ann Torre Grant (38)                                         Director
  8065 Leesburg Pike
  Suite 400
  Vienna, VA 22182

Executive Vice President and Chief Financial Officer, NHP Incorporated (owner and manager of multifamily housing); prior to March 1995 she was Vice President and Treasurer, U.S. Air, Inc.

  Andrew H. Hines, Jr. (73)                                    Director
  150 2nd Avenue N.
  St. Petersburg, FL 33701

Consultant for the Triangle Consulting Group; Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-February, 1990) and Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); and a Director of Checkers Drive-In Restaurants, Inc.

*Peter A. Langerman (41)                                       Director and
  51 John F. Kennedy Pkwy.                                     Executive
  Short Hills, NJ 07078                                        Vice President

Financial Analyst with Franklin Mutual; held the same position with Heine Securities Corporation, 6/86 to 10/96; Director of Sunbeam Oster since 1990, Lancer Industries since 1994 and N.M.M. SpA since 1995; Manager (Director) of MB Motori, L.L.C. since 1994 and MWCR, L.L.C. since 1995.

*William J. Lippman (71)                                       Director
  One Parker Plaza
  Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.

  Bruce A. MacPherson (66)                                     Director
  1 Pequot Way
  Canton, MA 02021

President of A.A. MacPherson, Inc. Boston, MA (representative for electrical manufacturers).


  Fred R. Millsaps (67)                                        Director
  2665 NE 37th Drive
  Fort Lauderdale, FL 33394

Manager of Personal Investments (1978-present); Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978); Financial Vice President of Florida Power and Light (1965-1969); Vice President of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various other business and nonprofit organizations.

*Michael F. Price (45)                                         Chairman
  51 John F. Kennedy Pkwy.                                     of the Board
  Short Hills, NJ 07078                                        and President

President, Chief Executive Officer, and director of Franklin Mutual; held the same positions with Heine Securities Corporation, 1/87 to 10/96; Principal Executive Officer and majority owner of Compliance Solutions, Inc. ("Compliance Solutions") (a developer of compliance monitoring software for money managers); director and owner of Clearwater Securities, Inc. ("Clearwater") (a registered securities dealer).

  Leonard Rubin (71)                                           Director
  Yacht and Racquet Club
  2727 North Ocean Boulevard A1A
Apt. 508A
  Boca Raton, FL 33431

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.

  Barry F. Schwartz (47)                                       Director
  35 East 62nd Street
  New York, NY 10021

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (73)                                Director
6 Noyes Avenue
Waterville, ME 04901 Practicing physician.

  Robert E. Wade (50)                                          Director
  225 Hardwick Street
  Belvidere, NJ 07823 Practicing attorney.

  Jeffrey A. Altman (30)                                       Vice President
  51 John F. Kennedy Pkwy.
  Short Hills, NJ 07078

Analyst and trader with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96; Manager (Director) MB Metropolis, L.L.C. since 1994. Since 1995 Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition L.L.C. Trustee of Resurgence Properties Inc. and Chairman of the Board of Trustees, Value Property Trust.

  Edward J. Bradley (57)                                       Treasurer and
  51 John F. Kennedy Pkwy.                                     Chief Financial
  Short Hills, NJ 07078                                        and Accounting
                                                               Officer

Treasurer of Franklin Mutual; held the same position with Heine Securities Corporation, 2/88 to 10/96; Treasurer of Compliance Solutions and Clearwater.

  Elizabeth N. Cohernour (46)                                  General Counsel
  51 John F. Kennedy Pkwy.                                     and Secretary
  Short Hills, NJ 07078

Vice President and Assistant Secretary of Franklin Mutual; formerly Secretary and General Counsel of Heine Securities Corporation, 5/88 to 10/96; Secretary and General Counsel of Compliance Solutions and Clearwater.

  Robert L. Friedman (37)                                      Vice President
  51 John F. Kennedy Pkwy.
  Short Hills, NJ 07078

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 8/88 to 10/96.

  Raymond Garea (47)                                           Vice President
  51 John F. Kennedy Pkwy.
  Short Hills, NJ 07078

Research analyst with Franklin Mutual; was employed by Heine Securities Corporation, 3/91 to 10/96. Prior thereto he was a Vice President and analyst with Donaldson, Lufkin & Jenrette. Manager (Director) MB Metropolis, L.L.C. and S.H. Mortgage Acquisition L.L.C.

  Lawrence N. Sondike (39)                                     Vice President
  51 John F. Kennedy Pkwy.
  Short Hills, NJ 07078

Research Analyst with Franklin Mutual; was employed by Heine Securities Corporation 3/84 to 10/96.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

During the fiscal year ended December 31, 1995, the Fund paid its officers and directors as a group, including reimbursement to the investment adviser for the expenses of personnel who spend a substantial portion of their time on Fund operations, aggregate compensation of $839,366. Nonaffiliated Board members are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each Committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 10 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                                                          Number of
                                                                                    Total Fees            Boards in
                                                                                   Received from        the Franklin
                                            Total Fees     Pension     Annual      the Franklin        Templeton Group
                                           Received from Retirement   Benefits    Templeton Group     of Funds onWhich
Name                                         the Fund+     Accrued   Retirement     of Funds++          Each Serves**
Edward I. Altman.........................     $20,750         0         $7,500               0                1
Ann Torre Grant*.........................     $20,750         0         $7,500               0                1
Bruce A. MacPherson......................     $18,750         0         $7,500               0                1
Barry F. Schwartz*.......................     $18,750         0         $7,500               0                1
Vaughn R. Sturtevant, M.D................     $18,750         0         $7,500               0                1
Robert E. Wade*..........................     $25,750         0         $7,500               0                1
Andrew H. Hines, Jr......................           0         0              0        $106,325               25
Fred R. Millsaps.........................           0         0              0        $104,325               25
Leonard Rubin............................           0         0              0        $ 15,600                4


+For fiscal year ended December 31, 1995.

++For calendar 1995.

*Not vested in retirement plan.

**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Franklin Resources, Inc. ("Resources"), may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of any series' outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Services Provided. Franklin Mutual, 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as the Fund's investment manager. Franklin Mutual, registered with the SEC as an investment advisor in October 1996, is a wholly owned subsidiary of Resources, a publicly-owned holding company whose principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual (the "Transaction") and the Fund's name was changed from Mutual Series Fund Inc. to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities.

Franklin Mutual provides office space and furnishings, facilities and equipment required for managing the business affairs of the Fund. Franklin Mutual also maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services and provides certain telephone and other mechanical services. Franklin Mutual is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager or administrator to 37 U.S. registered investment companies with 129 separate series. They may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, they are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. They are not obligated to refrain from investing in securities held by the Fund or other funds that they manage or administer. Of course, any transactions for their accounts and other access persons will be made in compliance with the Fund's Code of Ethics. (See "Miscellaneous Information - Summary of Code of Ethics.")

Management Fees. Franklin Mutual serves as investment adviser to each of the series pursuant to separate investment advisory agreements. Under the agreements, Mutual Shares, Qualified, Beacon, Discovery and European each pay Franklin Mutual a management fee equal to an annual rate of 0.60%, 0.60%, 0.60%, 0.80%, and 0.80%, respectively. The fee is computed at the close of business on the last business day of each month. Each class will pay its proportionate share of the management fee.

The management fee will be reduced as necessary to comply with the most stringent limits on Fund expenses of any state where the Fund offers its shares. Currently, the most restrictive limitation on a fund's allowable expenses for each fiscal year, as a percentage of its average net assets, is 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets over $100 million. Expense reductions have not been necessary based on state requirements.

Management Agreement. The management agreement is in effect until October 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Fund Administration. FT Services, a wholly owned subsidiary of Resources, provides certain administrative services and facilities for the Fund, including preparation and maintenance of books and records, preparation of tax and financial reports, and monitoring compliance with regulatory requirements. FT Services receives a monthly fee equivalent on an annual basis to 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets in excess of $1.2 billion.

Prior Services. Before November 1, 1996, Heine served as the investment manager under separate investment management agreements substantially the same in terms as the agreements currently in effect with Franklin Mutual. During the fiscal year ended December 31, 1995, an aggregate of $1,392,294 of administrative expenses was incurred by Mutual Shares, $720,315 by Qualified, $886,843 by Beacon and $412,166 by Discovery. Heine's net fee for the fiscal years ended December 31, 1995, 1994 and 1993, was $27,500,952, $21,795,512 and $19,507,048,
respectively, for Mutual Shares; $14,607,723, $9,766,052 and $8,434,525,
respectively, for Qualified; $17,720,127, $9,511,199 and $4,848,218,
respectively, for Beacon; $7,930,967, $5,737,128 and $2,294,912, respectively, for Discovery.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the principal custodian for the assets of all the series of the Fund.

Auditors. Ernst & Young LLP, Boston, MA, are the Fund's independent auditors.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Franklin Mutual in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Franklin Mutual considers in the selection of a broker to execute a trade. If Franklin Mutual believes it is in the Fund's best interest, Franklin Mutual may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Franklin Mutual, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Franklin Mutual in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Franklin Mutual in advising other clients.

When Franklin Mutual believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the total research services received by Franklin Mutual from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of shares of the Fund, or other funds managed by Franklin Mutual or its affiliates may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

"Soft dollar" arrangements. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate "soft dollars" for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any "soft dollar" benefits that may be received, generally will be comparable to that available elsewhere. During fiscal 1995, 1994 and 1993, the Fund paid brokerage commissions of $3,355,180, $2,267,683 and $1,640,278, respectively, to brokers who provided research services. This amount represented 14.90%, 19.45% and 17.75%, respectively, of total commissions paid for the periods.

Because Distributors is a member of the National Association of Securities Dealers, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended December 31, 1995, Mutual Shares, Qualified, Beacon and Discovery paid brokerage commissions totaling $8,028,205, $5,182,736, $6,269,829 and $3,040,751, respectively.

Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the National Association of Securities Dealers ("NASD"). Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater prior to the Transaction. During 1995, Mutual Shares paid brokerage commissions to Clearwater of $1,192,230; Qualified paid $640,588; Beacon paid $764,323 and Discovery paid $217,609. The transactions constituted for Mutual Shares 13.2%; Qualified 14.1%; Beacon 14.5% and Discovery 7.7% of the aggregate dollar amount of brokerage transactions effected during 1995. These commissions constituted for Mutual Shares 14.9%, for Qualified 12.4%, for Beacon 12.2% and for Discovery 7.2% of the total commissions paid in 1995.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                                     Sales
Size of Purchase - U.S. dollars                                     Charge
Under $30,000.................................................       3.0%
$30,000 but less than $50,000.................................       2.5%
$50,000 but less than $100,000................................       2.0%
$100,000 but less than $200,000...............................       1.5%
$200,000 but less than $400,000...............................       1.0%
$400,000 or more..............................................         0%

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter prior to a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally by the end of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 4:00 p.m. Eastern time, each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined or if there is no such reported sale, the value is determined within the range of the most recent quoted bid and ask price. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of that year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. The Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

TAXES

As stated in the Prospectus, each series has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the series will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the series' available earnings and profits.

Because each series intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that each series will not be required to pay Federal income taxes.

A series normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders of a series will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a RIC under the Code, each series of the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

Each series intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, each series expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by such series. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Series and taxable to shareholders on December 31 of such year provided that such dividends are actually paid during January of the following year. A series may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such series' shareholders will treat such designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by such series with respect to such capital gain. In addition, shareholders will increase their basis in the series' shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares of a series which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by a series will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of a series' gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such series meets the same holding period, risk of loss, and borrowing limitations applicable to the series' shareholders. Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of a series of the Fund, by the percentage of the cost of such series' shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

A series may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of a series of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund with respect to the series as paid by the shareholders of such series. If the Fund makes this election with respect to a series, the series' shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the series against their U.S. federal income tax liability, or to deduct such amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since the Fund anticipates that more than 50% of the value of the total assets of European will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends paid-deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

THE RULE 12B-1 PLANS

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan for each series, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per year of Class I's average daily net assets for reimbursement of distribution expenses.

The Class II Plan. Under the Class II plan for each series, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.25% per year of each series' Class II shares' average daily net assets, payable quarterly, as a servicing fee. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the Class II purchase.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Franklin Mutual or Distributors or other parties on behalf of the Fund, Franklin Mutual or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Franklin Mutual or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Standardized historical performance data for Class I and Class II shares will be restated to reflect the maximum initial front-end sales charge currently in effect. For Class II shares such performance data will also take into account the applicable contingent deferred sales charge in connection with redemptions within eighteen months. Each class adopted a Plan of Distribution under Rule 12b-1, effective November 1, 1996, which will affect subsequent performance. Historical performance data will not be restated to include Rule 12b-1 fees, which will only be taken into account from the effective date of the Rule 12b-1 plan.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charges used to calculate performance, such historical performance information will be restated to reflect the changes in such sales charges. The restated average annual total returns for each class for the one-, five- and ten- year periods ended June 30, 1996, are:

Class I1                             1 Year       5 Years         10 Years
Mutual Shares..........              15.49%       16.77%           13.65%
Qualified .............              16.10%       17.37%           14.05%
Beacon ................              17.06%       17.17%           14.69%
Discovery .............              20.00%          *               N/A
European** ............                N/A          N/A              N/A

Class II2                            1 Year       5 Years         10 Years
Mutual Shares .........              18.73%       17.61%           14.06%
Qualified .............              19.36%       18.22%           14.47%
Beacon ................              20.36%       18.01%           15.10%
Discovery .............              23.36%          *               N/A
European** ............                N/A          N/A              N/A

1Includes the maximum front-end sales charge.

2Includes the maximum front-end sales charge and the contingent deferred sales charge in connection with redemption within 18 months.

*Discovery commenced operations on December 31, 1992. The restated average annual returns for the three year period ended June 30, 1996 are 19.23% for Class I and 20.65% for Class II.

**European commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000

T  =  average annual total return

n  =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations may be computed with or without deduction of sales charges from the initial $1,000 purchase, and assume income dividends and capital gain distributions are reinvested at Net Asset Value, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The restated cumulative total returns for each class for the one-, five- and ten-year periods ended June 30, 1996, are:

Class I1                                      1 Year     5 Years     10 Years
Mutual Shares...............................  15.49%     117.07%      259.57%
Qualified ..................................  16.10%     122.70%      272.35%
Beacon .....................................  17.06%     120.82%      293.66%
Discovery ..................................  20.00%        *           N/A
European** .................................    N/A        N/A          N/A

Class II2...................................  1 Year     5 Years     10 Years
Mutual Shares ..............................  18.73%     125.02%      272.77%
Qualified ..................................  19.36%     130.89%      286.06%
Beacon .....................................  20.36%     128.84%      308.08%
Discovery ..................................  23.36%        *           N/A
European** .................................    N/A        N/A          N/A

1Includes the maximum front-end sales charge.

2Includes the maximum front-end sales charge and the contingent deferred sales charge in connection with redemption within 18 months.

*Discovery commenced operations on December 31, 1992. The restated cumulative total returns for the three year period ended June 30, 1996 are 69.43% for Class I and 75.54% for Class II.

**European commenced operations on July 3, 1996.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

These figures will be obtained using the following SEC formula:

                    6
Yield = 2 [(a-b + 1) - 1]
            ---
            cd

where:

a  =  dividends and interest earned during the period

b  =  expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =  the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis - measures total return and/or average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller, more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

r) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

s) Bond Buyer 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

t) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $147 billion in assets under management for more than 4.1 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based mutual funds to the public.
The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Franklin Mutual and the Fund have adopted Codes of Ethics and related internal procedures (together referred to as the "Code of Ethics") which govern the personal investing practices of Franklin Mutual's employees. The Code of Ethics generally incorporates the recommendation of the Investment Company Institute contained in the Report of the Advisory Group on Personal Investing dated May 9, 1994. Specifically, employees of Franklin Mutual may buy and sell securities for themselves as long as their trades have been pre-cleared in accordance with the Code of Ethics. Transactions by Franklin Mutual's employees which comply with the substantive and procedural provisions of the Code of Ethics are permitted even if the security being purchased is one of limited availability (such as investments in private placements), and is one in which any particular series would be financially and legally able to invest.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of each series for the fiscal year ended December 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semi-Annual Report to Shareholders of each series for the period ended June 30, 1996, are incorporated herein by reference. The financial statements do not include information for Class I and Class II shares as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - Each series offers three classes of shares, designated "Class I," "Class II" and "Class Z." The three classes have proportionate interests in the respective series' portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Exchange - New York Stock Exchange

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Funds - The Fund, the Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund dated November 1, 1996, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or another wholly-owned subsidiary of Resources.